UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 14, 2014

Commission File Number:  00053851

Mobivity Holdings Corp.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
26-3439095
(IRS Employer Identification No.)

58 West Buffalo St, #200, Chandler, Arizona 85225
(Address of principal executive offices)

866-622-4261
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 14, 2014, Mobivity Holdings Corp. (the "Company") entered into an amendment to its non-binding letter of intent dated January 15, 2014 with Smart Receipt, Inc. ("Smart Receipt"), a Santa Barbara, California based marketing solutions company, to extend the Company's right of exclusive dealing with Smart Receipt under the letter of intent from February 14, 2014 to February 28, 2014. The terms of the letter of intent are otherwise unchanged.

The terms of the letter of intent are set forth in a Current Report on Form 8-K filed by the Company with the SEC on January 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobivity Holdings Corp.

Date:   February 20, 2014
By:	/s/ Dennis Becker

Name: Dennis Becker
Title: Chief Executive Officer